EXHIBIT 10.40
FIRST POTOMAC REALTY INVESTMENT LIMITED PARTNERSHIP
7600 Wisconsin Avenue, 11th Floor
Bethesda, Maryland 20814
Dated as of: October 27, 2010
KeyBank National Association,
as Administrative Agent
127 Public Square
Cleveland, OH 44114
Attention: John C. Scott
Re: Amendment No. 4 to Secured Term Loan Agreement
Ladies and Gentlemen:
We refer to the Secured Term Loan Agreement dated as of August 7, 2007 (as amended and in effect from time to time, the “Credit Agreement”), by and among FIRST POTOMAC REALTY INVESTMENT LIMITED PARTNERSHIP, a Delaware limited partnership (the “Borrower”), KEYBANK NATIONAL ASSOCIATION and the other lending institutions which are parties thereto (individually, a “Lender” and collectively, the “Lenders”), and KEYBANK NATIONAL ASSOCIATION, as administrative agent for itself and each other Lender (the “Agent”). Capitalized terms used in this letter of agreement (this “Amendment”) which are not defined herein, but which are defined in the Credit Agreement, shall have the same meanings herein as therein, as the context so requires.
We have requested the Lenders (i) to make certain amendments to the Credit Agreement, including that the covenant relating to Restrictions on Indebtedness be amended to permit the Borrower to incur unsecured Indebtedness subject to certain conditions and (ii) to provide certain consents under the Credit Agreement, including that the Borrower be permitted to make a minority investment, as more fully described in Annex 1 (the “950 F Street Investment”), and you have advised us that the Lenders are prepared and would be pleased to make the amendments and provide the consents so requested by us on the condition that we join in this Amendment.

Accordingly, in consideration of these premises, the promises, mutual covenants and agreements contained in this Amendment, and fully intending to be legally bound by this Amendment, we hereby agree as follows:
ARTICLE I
AMENDMENTS TO CREDIT AGREEMENT
Effective as of October 27, 2010 (the “Amendment Date”), and subject to the fulfillment of the conditions contained in Article III of this Amendment, the Credit Agreement is amended in each of the following respects:
(a) The term “Loan Documents” shall, wherever used in the Credit Agreement or any of the other Loan Documents, be deemed to also mean and include this Amendment.
(b) Clause (iii) of the proviso contained in Section 9.1(f) of the Credit Agreement is amended to read in its entirety as follows:
“(iii) such Indebtedness, in the aggregate, does not exceed forty percent (40%) of Consolidated Gross Asset Value (it being acknowledged, for the avoidance of doubt, that the outstanding Indebtedness hereunder and under the 2008 Term Loan shall count against the fifteen percent (15%) basket referred to in clause (i) above)”.
(c) Section 9.1 of the Credit Agreement is further amended (x) by inserting a new clause (i) immediately following clause (h) thereof (and by deleting the word “and” at the end of clause (g) and inserting “; and” at the end of clause (h) in place of the period) and (y) by inserting the following sentence after such new clause (i):
“(i) unsecured Indebtedness of the Borrower (including subsidiary guarantees by any Subsidiary of FPLP) and unsecured guarantees by the Trust with respect to such unsecured Indebtedness, provided that (i) such Indebtedness shall at all times remain unsecured in all respects (including, for the avoidance of doubt, that the Equity Interests of the Borrower or any Subsidiary Guarantor shall not be pledged as security for any such Indebtedness), (ii) both before and immediately after giving effect to any such unsecured Indebtedness, no Default or Event of Default has occurred or is continuing, (iii) prior to incurring any such unsecured Indebtedness, the Borrower has provided the Agent with a certificate in the form of Exhibit C-2 evidencing compliance with each of the financial covenants set forth in §10 of the Credit Agreement on a pro forma basis immediately after giving effect to such unsecured Indebtedness, and (iv) such unsecured Indebtedness shall not be in the nature of a revolving credit facility.
For the avoidance of doubt, the Indebtedness under the Unsecured Revolver Agreement and the 2008 Term Loan (as defined in the Unsecured Revolver Agreement) are also permitted Indebtedness under this §9.1.”

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ARTICLE II
CONSENT TO 950 F STREET INVESTMENT
As more particularly described in Annex 1 attached hereto, FPLP, through a Subsidiary, intends to aquire a preferred equity interest in Jemal LLC (as defined in Annex 1). Jemal LLC is the sole managing member of a special purpose limited liability company (“SPE”) that owns the office building located at 950 F Street, NW, Washington, DC (the “F Street Office Building”). The 950 F Street Investment will be made substantially on the terms outlined by the Borrower in Annex 1. In addition, the 950 F Street Investment will, in accordance with GAAP, be treated as Indebtedness by the Borrower, and accordingly, the Borrower has requested that for purposes of the Credit Agreement, including the financial covenants and related definitions contained therein, the 950 F Street Investment be treated as an acquisition of Indebtedness and accounted for at its cost basis (similar to the treatment of an acquisition of a Mortgage Note) and not be treated as an Investment in a Partially-Owned Entity (the “Cost Basis Treatment”).
The Borrower has requested that the Lenders consent to (i) the 950 F Street Investment for purposes of the Credit Agreement, including Section 9.3 thereof and (ii) the Cost Basis Treatment for the 950 F Street Investment.
The Lenders hereby consent to (x) the 950 F Street Investment and (y) the Cost Basis Treatment for the 950 F Street Investment, subject in each case to the following conditions: (i) at the time of the 950 F Street Investment and after giving effect thereto (and after giving effect to this consent), no Default or Event of Default shall have occurred or be continuing, (ii) the F Street Office Building shall at all times be a Permitted Property, (iii) the 950 F Street Investment be made on terms substantially consistent with the terms outlined in Annex 1, (iv) the Cost Basis Treatment for the 950 F Street Investment is permitted under GAAP, (v) after giving effect to the Cost Basis Treatment for the 950 F Street Investment, the Borrowers are in compliance with Section 9.3(h) of the Credit Agreement (it being agreed that, for so long as it remains outstanding, the 950 F Street Investment shall be deemed to be a “Mortgage Note” for purposes of determining compliance with Section 9.3(h) of the Credit Agreement), (vi) any Indebtedness to which the F Street Office Building, the SPE or Jemal LLC is subject is and remains Without Recourse to FPLP or any of its Subsidiaries and neither FPLP nor any of its Subsidiaries pledges any of its respective assets or properties in support of any such Indebtedness, and (vii) FPLP delivering to the Agent, at its request, copies of each of the agreements and documents evidencing the 950 F Street Investment and the transactions relating thereto (including, without limitation, operating agreements and loan documents of the SPE).

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ARTICLE III
CONDITIONS PRECEDENT TO AMENDMENT AND CONSENT
The Lenders’ agreement herein to amend the Credit Agreement and provide the consents hereunder as of the Amendment Date is subject to the fulfillment to the satisfaction of the Lenders of the following conditions precedent on or prior to such date:
(a) The Borrower shall have executed and delivered (or caused to be delivered) to the Agent a counterpart of this Amendment, which shall be in form and substance satisfactory to the Lender;
(b) Each of the Trust and the Subsidiary Guarantors (collectively, the “Guarantors”) shall have acknowledged and consented to the provisions of this Amendment;
(c) The Agent and the Required Lenders shall have executed this Amendment;
(d) The representations and warranties of the Borrower set forth herein shall be true and correct;
(e) The Borrower shall have furnished to the Agent and the Lenders a pro forma Compliance Certificate evidencing compliance with the covenants set forth in Section 10 of the Credit Agreement after giving effect to the 950 F Street Investment and the unsecured private placement indebtedness currently contemplated by the Borrowers; and
(f) The Agent shall have received such other documentation and information as it may reasonably request regarding the 950 F Street Investment, all of which shall be in form and substance satisfactory to the Agent.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES
Each of the Borrower and the Guarantors hereby represents and warrants to you as follows:
(a) Representations and Warranties. Each of the representations and warranties made by the Borrower and the Guarantors, as applicable, to the Agent and the Lenders in this Amendment, the Credit Agreement and other Loan Documents, as applicable, was true, correct and complete when made and is true, correct and complete on and as of the Amendment Date with the same full force and effect as if each of such representations and warranties had been made by the Borrower and the Guarantors on the Amendment Date and in this Amendment, except to the extent that such representations and warranties relate solely to a prior date. The Borrower hereby represents and warrants that the description of the 950 F Street Investment made herein and in Annex 1 provided by the Borrower is accurate in all material respects as of the date hereof.

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(b) No Defaults or Events of Default. No Default or Event of Default exists on the Amendment Date, and no condition exists on the date hereof which would, with notice or the lapse of time, or both, constitute a Default or an Event of Default under the Credit Agreement.
(c) Binding Effect of Documents. This Amendment has been duly authorized, executed and delivered to you by each of the Borrower and the Guarantors and is in full force and effect as of the date hereof, and the agreements and obligations of each of the Borrower and the Guarantors contained herein and therein constitute the legal, valid and binding obligations of such Borrower and Guarantors enforceable against such Borrower and Guarantors in accordance with their respective terms.
(d) No Implied Waiver. Except as expressly set forth in this Amendment, this Amendment shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of the Agent or the Lenders under the Credit Agreement or the other Loan Documents, nor alter, modify, amend or in any way affect any of the terms, obligations or covenants contained in the Credit Agreement or the Loan Documents, all of which shall continue in full force and effect. Nothing in this Amendment shall be construed to imply any willingness on the part of the Agent or the Lenders to grant any similar or future consent or waiver of any of the terms and conditions of the Credit Agreement or the other Loan Documents.
ARTICLE V
MISCELLANEOUS
This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which together shall constitute one instrument. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Except to the extent specifically amended and supplemented hereby, all of the terms, conditions and the provisions of the Credit Agreement and each of the other Loan Documents shall otherwise remain unmodified, and the Credit Agreement and each of the other Loan Documents, as amended and supplemented by this Amendment, are confirmed as being in full force and effect, and each of the Borrower and the Guarantors hereby ratifies and confirms all of its agreements and obligations contained therein, as applicable.

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If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this Amendment, whereupon this Amendment, as so accepted by you, shall become a binding agreement between you and the undersigned.

Very truly yours, FIRST POTOMAC REALTY INVESTMENT LIMITED PARTNERSHIP
By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer
(Signatures continued on next page)

[Consent to Amendment No. 4 to Secured Term Loan Agreement]
CONSENT OF TRUST GUARANTOR
FIRST POTOMAC REALTY TRUST (the “Guarantor”) has guaranteed the Obligations (as defined in the Guaranty by the Guarantor in favor of the Lenders and the Agent, dated as of August 7, 2007 (the “Guaranty”). By executing this consent, the Guarantor hereby absolutely and unconditionally reaffirms to the Agent and the Lenders that the Guarantor’s Guaranty remains in full force and effect and that the Obligations (as defined in the Guaranty) include, without limitation, each of Term Loan A, Term Loan B, Term Loan C and Term Loan D. In addition, the Guarantor hereby acknowledges and agrees to the terms and conditions of this Amendment and the Credit Agreement as amended hereby (including, without limitation, the making of the representations and warranties and the performance of the covenants applicable to it herein or therein).

GUARANTOR: FIRST POTOMAC REALTY TRUST
By:	/s/ Barry H. Bass
Barry H. Bass, Executive Vice President and
Chief Financial Officer

[Consent to Amendment No. 4 to Secured Term Loan Agreement]
CONSENT OF SUBSIDIARY GUARANTORS
Each of the Subsidiary Guarantors (as defined in the Credit Agreement) has guaranteed the Obligations (as defined in the Subsidiary Guaranty (as defined in the Credit Agreement. By executing this consent, each of the Subsidiary Guarantors hereby absolutely and unconditionally reaffirms to the Agent and the Lenders that the Subsidiary Guarantor’s Subsidiary Guaranty remains in full force and effect and that the Obligations (as defined in the Subsidiary Guaranty) include, without limitation, each of Term Loan A, Term Loan B, Term Loan C and Term Loan D. In addition, each of the Subsidiary Guarantors hereby acknowledges and agrees to the terms and conditions of this Amendment and the Credit Agreement as amended hereby (including, without limitation, the making of the representations and warranties and the performance of the covenants applicable to it herein or therein).

SUBSIDIARY GUARANTORS: FP AIRPARK AB, LLC
By:	FPR Holdings Limited Partnership
Its Sole Member

By:	FPR General Partner, LLC
Its General Partner

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

1434 CROSSWAYS BOULEVARD I, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

1434 CROSSWAYS BOULEVARD II, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

FP CHESTERFIELD ABEF, LLC
By:	FPR Holdings Limited Partnership
Its Sole Member

By:	FPR General Partner, LLC
Its General Partner

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

FP CHESTERFIELD CDGH, LLC
By:	FPR Holdings Limited Partnership
Its Sole Member

By:	FPR General Partner, LLC
Its General Partner

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer
(Signatures continued on next page)

403 & 405 GLENN DRIVE, LLC
By:	403 & 405 Glenn Drive Manager, LLC
Its Managing Member

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

FP HANOVER C, LLC
By:	FPR Holdings Limited Partnership
Its Sole Member

By:	FPR General Partner, LLC
Its General Partner

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

FP HANOVER D, LLC
By:	FPR Holdings Limited Partnership
Its Sole Member

By:	FPR General Partner, LLC
Its General Partner

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer
(Signatures continued on next page)

FP PROSPERITY, LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

SNOWDEN FIRST LLC
By:	First Snowden LLC
Its Sole Member

By:	Columbia Holding Associates LLC
Its Sole Member

By:	Rumsey/Snowden Investment LLC
Its Sole Member

By:	Rumsey/Snowden Holding LLC
Its Sole Member

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer
(Signatures continued on next page)

FPR HOLDINGS LIMITED PARTNERSHIP
By:	FPR General Partner, LLC
Its General Partner

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

NEWINGTON TERMINAL LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

KRISTINA WAY INVESTMENTS LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer
(Signatures continued on next page)

COLUMBIA HOLDING ASSOCIATES LLC
By:	Rumsey/Snowden Investment LLC
Its Sole Member

By:	Rumsey/Snowden Holding LLC
Its Sole Member

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

FIRST SNOWDEN LLC
By:	Columbia Holding Associates LLC
Its Sole Member

By:	Rumsey/Snowden Investment LLC
Its Sole Member

By:	Rumsey/Snowden Holding LLC
Its Sole Member

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

GREENBRIER/NORFOLK HOLDING LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer
(Signatures continued on next page)

GREENBRIER/NORFOLK INVESTMENT LLC
By:	Greenbrier/Norfolk Holding LLC
Its Sole Member

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

RUMSEY/SNOWDEN HOLDING LLC
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

RUMSEY/SNOWDEN INVESTMENT LLC
By:	Rumsey/Snowden Holding LLC
Its Sole Member

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer
(Signatures continued on next page)

INTERSTATE PLAZA HOLDING, LLC, a Delaware limited liability company
By:	Interstate Plaza Operating LLC
Its Sole Member

By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

FP GATEWAY CENTER, LLC, a Maryland limited liability company
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer

GLENN DALE BUSINESS CENTER, LLC, a Maryland limited liability company
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer
(Signatures continued on next page)

INTERSTATE PLAZA OPERATING, LLC, a Delaware limited liability company
By:	First Potomac Realty Investment Limited Partnership
Its Sole Member

By:	First Potomac Realty Trust
Its General Partner

By:	/s/ Barry H. Bass
	Name:	Barry H. Bass
	Title:	Executive Vice President and Chief Financial Officer
(Signatures continued on next page)

ACCEPTED AND AGREED AS
OF THE 27 DAY OF
OCTOBER, 2010:

KEYBANK NATIONAL ASSOCIATION, individually and as Administrative Agent
By:	/s/ John C. Scott
	Name:	John C. Scott
	Title:	Vice President
(End of Signatures)

ANNEX 1
FPLP, through a subsidiary, is proposing to make a preferred equity investment in a single purpose entity limited liability company owned by Douglas Jemal (the “Jemal LLC”) and certain of his relatives and affiliates. The Jemal LLC is the sole and managing member of an single purpose entity limited liability company (the “Property Owner LLC”) that owns an office building located at 950 F Street, NW, Washington, DC. The amount of the proposed investment is twenty-five million dollars ($25,000,000), and FPLP will be entitled to a preferred return of 12.5% per annum (17.5% in the event of a default or after seven years). The Jemal LLC must also maintain a cash reserve account in an amount equal to 6 monthly payments of the preferred return. The preferred interest is redeemable by the Jemal LLC at any time after the third anniversary of issuance. Prior to that time, the preferred interest may only be redeemed upon a sale of the property with the consent of FPLP and with the payment of a make-whole premium. The preferred interest will become redeemable at the option of FPLP beginning in 2018. In the event that the Property Owner LLC defaults in the payment of any preferred return or if the Property Owner LLC defaults on its mortgage loan in the original principal amount of One Hundred Fifty Million Dollars ($150,000,000), FPLP will have the right to cause the Jemal LLC to redeem the common equity at 80% of fair market value, at which time FPLP will become the sole member of the Jemal LLC. FPLP as preferred member also will have customary major decision veto rights.